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                                                                   EXHIBIT 10.33

                  PACIFIC INTERACTIVE EDUCATION, PTY. LIMITED
                             -----------------------
                             -----------------------


September 13, 1996

Brilliant Digital Entertainment, Inc.
6355 Topanga Canyon Blvd., Suite 503
Woodland Hills, CA 91367

Brilliant Interactive Ideas, Pty., Limited
17 The Corso
Manly, New South Wales 2095
Australia


            Re: Indebtedness
            ----------------

Gentlemen:

     Reference is made to certain indebtedness of Brilliant Interactive Ideas, Pty., Limited ("Brilliant") to Pacific Interactive Education Pty. Limited ("PIE"), which, at August 30, 1996 amounted to AUS $867,547.25, and accrues interest at the rate of 12.5% per annum (together will all additional interest accruing thereon, the "Loan"). By this letter, PIE agrees with Brilliant and Brilliant Digital Entertainment, Inc. ("BDE") that the maximum amount that may be borrowed under the Loan is increased from Australian $800,000 to Australian $900,000 and hereby extends the maturity date of the Loan to the earlier to occur of (i) the closing of the initial public offering of share of Common Stock of BDE; and (ii) December 31, 1996, at which time the Loan shall be due and payable in full.

     If the foregoing terms are acceptable to you, please confirm your acceptance by signing below.

Sincerely,

PACIFIC INTERACTIVE EDUCATION, PTY. LIMITED

By: /s/ Mark Miller
  -----------------

Its: DIRECTOR
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13 September, 1996
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Brilliant Interactive Ideas, Pty. Ltd.
Brilliant Digital Entertainment, Inc.
September 13, 1996
page 2

Agreed to and Accepted this 13 day
of September 1996.

BRILLIANT DIGITAL                                   BRILLIANT INTERACTIVE IDEAS,
ENTERTAINMENT, INC.                                 PTY., LTD.


By:    /s/ Mark Miller                              By:     /s/ Mark Miller
    ------------------                                  -----------------------
Its:    DIRECTOR                                    Its:      DIRECTOR
    ------------------                                  -----------------------



13 September, 1996
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